SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): September 15, 2004


                         Commission File Number 0-29351

                               HYBRID FUELS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


                  NEVADA                               88 0384399
   (State of incorporation or organization) (I.R.S. Employer Identification No.)


              237 Main Street, Box 880, Niverville, Manitoba R0A 1E0
             (Address of principal executive offices) (Postal Code)

       Registrant's telephone number, including area code: (888) 550-2333

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

(d) On September 3, 2004, the Company issued a press release announcing the appointment of Mr. Dale Johnson as a new director to the Board effective September 15, 2004.

The full text of this press release is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit 99 - Press Release dated September 3, 2004



Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HYBRID FUELS, INC.

By: /s/  Paul Warkentin
------------------------

Name:  Paul Warkentin
Title: President/CEO/Director

Dated:  September 21, 2004


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